UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 9, 2020

 ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, IL 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1 par value	AXE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A special meeting (the “Special Meeting”) of stockholders of Anixter International Inc., a Delaware corporation (“Anixter”) was held virtually at 8:30 AM Central Time on April 9, 2020 to vote on the proposals set forth in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2020 in connection with the Special Meeting. Out of 33,830,569 shares of Anixter common stock (“Common Stock”) outstanding and entitled to vote at the Special Meeting as of the close of business on February 28, 2020, the record date for the Special Meeting, 28,053,706 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum. A summary of the final voting results for the matters proposed at the Special Meeting is set forth below. These final voting results replace the preliminary voting results announced by Anixter in a press release on April 9, 2020.

Proposal 1—Adoption of Merger Agreement

At the Special Meeting, Anixter’s stockholders approved by the requisite vote a proposal to adopt the Agreement and Plan of Merger, dated as of January 10, 2020 (as it may be amended, modified or supplemented from time to time, the “merger agreement”), by and among Anixter, WESCO International, Inc., a Delaware corporation (“WESCO”) and Warrior Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of WESCO (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Anixter (the “merger”), with Anixter surviving as a wholly owned subsidiary of WESCO. The voting results for this proposal were as follows:

For	Against	Abstain
27,891,969	115,299	46,438

Proposal 2—Non-Binding Advisory Approval of Merger-Related Compensation

At the Special Meeting, Anixter’s stockholders approved by the requisite vote a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Anixter’s named executive officers that is based on or otherwise relates to the merger. The voting results for this proposal were as follows:

For	Against	Abstain
27,415,091	578,750	59,865

Proposal 3—Adjournment of the Special Meeting

Because stockholders holding at least a majority of the outstanding shares of Common Stock entitled to vote on Proposal 1 approved Proposal 1, the proposal to adjourn the Special Meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there had been insufficient votes at the time of the Special Meeting to adopt the merger agreement, was not needed.

Consummation of the transactions contemplated by the merger agreement are subject to the satisfaction of certain customary closing conditions set forth in the merger agreement and discussed in detail in the Proxy Statement, which is available on the SEC’s website at www.sec.gov. The foregoing description is qualified in its entirety by reference to the full text of the merger agreement, which is attached as Annex A to the Proxy Statement. Assuming the satisfaction of such closing conditions, Anixter expects the closing to occur during the second or third quarter of 2020.

Item 8.01	Other Events.

On April 9, 2020, Anixter issued a press release announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release of Anixter dated April 9, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction between WESCO and Anixter. These forward-looking statements are based on current expectations and beliefs of Anixter’s management as well as assumptions made by, and information currently available to, Anixter’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Anixter’s and Anixter’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in Anixter’s Annual Report on Form 10-K for the fiscal year ended January 3, 2020, which was amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, the Proxy Statement/Prospectus and Anixter’s other reports filed with the SEC.

These risks, uncertainties and assumptions also include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction between WESCO and Anixter that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO’s common stock or Anixter’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Anixter’s control.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

April 10, 2020	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer